UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): May 12, 2008 (May 14, 2008)

                           HUDSON HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                      0-9587                   20-3766053
       --------                      ------                   ----------
(STATE OR OTHER JURISDICTION      (COMMISSION                (IRS EMPLOYER
       OF INCORPORATION)           FILE NUMBER)           IDENTIFICATION NUMBER)


111 Town Square Place, Suite 1500A
      Jersey City, New Jersey 07310                                      07310
      -----------------------------                                      -----
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                             (ZIP CODE)

Registrant's telephone number, including area code: (201) 216-0100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On May 12, 2008, the Company issued a press release announcing its financial results for the fourth quarter and year end March 31, 2008. The press release is attached as Exhibit 99.1 to this report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(D) EXHIBITS.

Exhibit           Description

       99.1        Press Release dated May 12, 2008

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                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HUDSON HOLDING CORPORATION


                                      By: /s/ Keith R. Knox
                                          -------------------------------
                                           Name: Keith R. Knox
                                           Title: President


Dated: May 14, 2008

                                  Exhibit Index


Exhibit           Description
      99.1        Press release dated May 12, 2008